Putnam
Convertible
Income-Growth
Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We are pleased to report that in a market environment unsettled by the residual anxiety of the September 11 terrorist attacks, the collapse of Enron, and the new set of uncertainties created by unrest in the Middle East, Putnam Convertible Income-Growth Trust ended its semiannual period solidly in the black on April 30, 2002.

On the following pages, the report from your fund's management team will provide a full discussion of what has been driving the fund's performance as well as a view of prospects for the fiscal year's second half.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 19, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams

By executing a strategy designed to take advantage of the economic recovery, the management team of Putnam Convertible Income-Growth Trust achieved a strongly competitive total return for the fund's semiannual period, ended April 30, 2002. The fund outpaced its performance benchmark, the Merrill Lynch All Convertible Index, by a comfortable margin. In addition, the fund's six-month return was significantly higher than the average for the Lipper Convertible Securities Funds category. (For details, see page 6.) We believe these encouraging results, achieved in such a volatile market environment, highlight the potential benefits of investing in convertible securities, which can advance as stocks advance, and may also provide downside protection in the form of regular fixed-income payments.

Total return for 6 months ended 4/30/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   11.10%   4.73%   10.71%  5.71%   10.76%  9.76%   10.83%   6.94%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* INVESTMENT STRATEGIES CONTRIBUTED TO RETURN

In our annual report to shareholders dated October 31, 2001, we discussed several investment strategies we had implemented that were designed to take advantage of an economic recovery. Because economic improvements were slow to materialize and further delayed by the tragic events of September 11, 2001, the fund's fiscal 2001 performance reflected the results of having positioned the portfolio somewhat prematurely. In the report, we expressed our continuing confidence in investment strategies that we expected would prove their effectiveness once the economy began to recover. At the midpoint of the fund's 2002 fiscal year, we are pleased to report that by staying the course, our expectations have been fulfilled.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electronics              9.5%

Software                 5.7%

Pharmaceuticals          5.3%

Computers                4.9%

Automotive               4.8%

Footnote reads:
*Based on net assets as of 4/30/02. Holdings will vary over time.


"Bonds with a stock kicker have been solid performers in a down market."

-- Bloomberg Personal Finance, June 2002


A number of factors contributed to the fund's healthy return for the period. First, we increased the portfolio's exposure to equity-sensitive convertibles. As a reminder, convertibles are hybrid securities that have features of both stocks and bonds. Equity- sensitive convertibles are those whose prices more closely parallel the prices of their underlying stocks. In effect, they tend to behave more like stocks than bonds. By emphasizing equity-sensitive (also referred to as "high delta") convertibles, the fund was able to benefit as stocks appreciated during the period. Second, we built up exposure to companies and industries that typically do well in the early stages of an economic recovery. Third, the fund continued to favor securities in the smaller-capitalization range. Historically, smaller companies tend to outperform when interest rates are low. Short-term interest rates are currently at 40-year lows, and true to form, small- and mid-cap securities have fared much better than large-caps in recent months. A fourth contributing factor was the fund's value orientation. Extreme volatility and low corporate profitability have created an investment environment in which investors seem to prefer relatively conservative value strategies. Lastly, we sidestepped troubled industries and sectors that seemed to offer too little upside potential relative to the risk they represented. Among the areas we avoided -- thanks to the depth and breadth of Putnam's research and analysis -- were utilities, power producers, and telecommunications services.

* PORTFOLIO LEADERS HAILED FROM MANY INDUSTRIES

Over the past several months we've seen few, if any, overarching sector trends to capitalize on. We refer to this as a "stock picker's market," because gains are largely driven by the positive results of carefully selected individual stocks. Thus, the portfolio's leading performers represent a variety of industry sectors. They included Manugistics Group, Fairchild Semiconductor International, Royal Caribbean Cruises, Weatherford International, ACE Ltd, and PartnerRe.


Fund Profile

Putnam Convertible Income-Growth Trust pursues current income and capital appreciation by investing primarily in convertible securities -- corporate bonds and preferred stocks that are convertible into common stock. It may be an appropriate fund for investors who want to participate in the potential capital gains of higher-growth sectors, while also benefiting from fixed-income payments.


Manugistics Group develops business-oriented software that coordinates all the activities, supplies, and logistics of a manufacturing process. The company's supply-chain management software enables manufacturers to closely monitor and control each step in the process, from purchasing raw materials to production and distribution of finished goods. We purchased Manugistics' convertibles at a significant discount and benefited when the market recognized that the company's business fundamentals were improving.

Fairchild Semiconductor develops semiconductors for a variety of applications, including computers, cell phones, telecom equipment, and consumer electronics. Equity-sensitive Fairchild convertibles appreciated along with the underlying stock when the budding economic recovery boosted demand for semiconductors.

Royal Caribbean, like other travel-related businesses, experienced a steep drop in demand after the September 11 terrorist attacks. Even before that time, the leisure cruise industry was awash with too many competitors hampering profitability. We took a position in Royal Caribbean convertibles when they reached attractive valuations. The bonds appreciated when the industry experienced a bankruptcy and consolidation, which brightened Royal Caribbean's future prospects.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Motors Corp.
zero% cv. pfd.
Automotive

Freeport-McMoRan Copper & Gold, Inc.
144A cv. sr. notes 8 1/4s, 2006
Metals

Fairchild Semiconductor Int'l., Inc.
144A cv sr. sub. notes 5s, 2008
Electronics

Xerox Corp.
cv. sub. deb 0.57s, 2018
Photography/Imaging

Western Gas Resources
$2.625 cum. cv. pfd.
Oil and gas

Sinclair Broadcast Group, Inc.
Ser. D, $3.00 cv. pfd.
Broadcasting

TXI Capital Trust I
$2.75 cv. pfd.
Engineering and construction

ParterRe, Ltd.
$4.00 cv. pfd. (Bermuda)
Insurance

Ford Motor Co. Capital Trust II
$3.25 cum. cv. pfd.
Automotive

Weatherford International, Inc.
$2.50 cum. cv. pfd.
Energy

Footnote reads:
These holdings represent 17.9% of the fund's net assets as of 4/30/02. Portfolio holdings will vary over time.


Because Weatherford International provides equipment and services to oil and natural gas producers, its fortunes tend to rise and fall in synch with the supply and demand for energy. In 2001, when oil and gas prices declined, the value of Weatherford convertible bonds also retreated. We took advantage of the low-cost buying opportunity and benefited significantly as demand and pricing for energy reaccelerated.

In the aftermath of September 11, demand for insurance boomed. This gave insurers a license to raise premiums, and the net present value of the increased premiums has added to company valuations. Fund holdings ACE, Ltd. and PartnerRe benefited from this trend. The companies provide coverage for a variety of commercial and industrial insurance needs including property, casualty, liability, catastrophic, and reinsurance.

While these holdings were viewed favorably at the end of the reporting period, all are subject to review in accordance with the fund's investment strategy and our opinions of them may change in the future.

* CAUSE FOR CONTINUED OPTIMISM IN THE NEAR TERM

Economic signposts indicate that a modest recovery is underway. Securities markets have been volatile, as skittish investors have been quick to take profits on small stock advances. We believe that in time, as the recovery solidifies, investors will re-enter equity markets with greater conviction and a longer-term view. If we are correct, this may support higher equity prices, and thereby benefit convertibles as well. In the short term, we will maintain our current strategy, which positions the fund to take advantage of the gradual recovery, and which has been successful over the recent semiannual period. If, as we anticipate, the recovery continues to unfold and inflation data remain benign, we may increase the portfolio's focus on larger-capitalization companies. Of course, we will continue to reevaluate our position in light of developing trends, with the objective of producing solid, consistent returns in a variety of market environments.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/02, there is no guarantee the fund will continue to hold these securities in the future. Lower-rated bonds may offer higher yields in return for more risk.

The fund is managed by the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams. The members of the Large-Cap Value Team are Deborah Kuenstner, Mike Abata, Bart Geer, David King, Cole Lannum, Christopher Miller, Jeanne Mockard, and Hugh Mullin. The members of the Core Fixed-Income High-Yield Team are Stephen Peacher, Jeffrey Kaufman, Geoffrey Kelley, Krishna Memani, Neal Reiner, Paul Scanlon, Rosemary Thomsen, and Joseph Towell.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 4/30/02

                     Class A         Class B         Class C         Class M
(inception dates)   (6/29/72)       (7/15/93)       (7/26/99)       (3/13/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         11.10%   4.73%  10.71%   5.71%  10.76%   9.76%  10.83%   6.94%
------------------------------------------------------------------------------
1 year           -3.03   -8.59   -3.70   -8.34   -3.67   -4.59   -3.50   -6.86
------------------------------------------------------------------------------
5 years          23.41   16.31   18.92   17.53   18.91   18.91   20.61   16.41
Annual average    4.30    3.07    3.53    3.28    3.53    3.53    3.82    3.09
------------------------------------------------------------------------------
10 years        137.43  123.73  120.18  120.18  120.29  120.29  125.95  118.00
Annual average    9.03    8.39    8.21    8.21    8.22    8.22    8.49    8.10
------------------------------------------------------------------------------
Annual average
(life of fund)   10.96   10.74    9.96    9.96   10.12   10.12   10.24   10.11
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/02

                         Merrill Lynch
                        All Convertible          S&P 500           Consumer
                            Index                 Index           price index
------------------------------------------------------------------------------
6 months                    3.57%                 2.31%              1.07%
------------------------------------------------------------------------------
1 year                     -5.01                -12.63               1.53
------------------------------------------------------------------------------
5 years                    53.56                 43.91              12.12
Annual average              8.96                  7.55               2.31
------------------------------------------------------------------------------
10 years                  176.77                216.89              28.67
Annual average             10.72                 12.23               2.55
------------------------------------------------------------------------------
Annual average
(life of fund)                --*                11.86               5.01
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*Index began operations on 12/31/87 and did not exist at the fund's inception.

LIPPER INFORMATION:

The average cumulative return for the 78 funds in the Lipper Convertible Securities Funds category over the 6 months ended 4/30/02 was 4.15%. Over the 1-, 5-, and 10-year periods ended 4/30/02 annualized returns for the category were -7.15%, 7.49%, and 9.74%, respectively.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/02

                    Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)               2             2             2             2
------------------------------------------------------------------------------
Income              $0.324        $0.272        $0.273        $0.288
------------------------------------------------------------------------------
Capital gains         --            --            --            --
------------------------------------------------------------------------------
  Total             $0.324        $0.272        $0.273        $0.288
------------------------------------------------------------------------------
Share value:     NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
10/31/01        $13.32  $14.13    $13.13        $13.26    $13.23  $13.71
------------------------------------------------------------------------------
4/30/02          14.47   15.35     14.26         14.41     14.37   14.89
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1            4.48%   4.22%     3.81%         3.78%     4.01%   3.87%
------------------------------------------------------------------------------
Current
30-day SEC
yield 2           4.19    3.95      3.43          3.43      3.69    3.56
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (6/29/72)       (7/15/93)       (7/26/99)       (3/13/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         15.07%   8.45%  14.63%   9.63%  14.55%  13.55%  14.72%  10.72%
------------------------------------------------------------------------------
1 year            4.19   -1.78    3.36   -1.61    3.40    2.40    3.66    0.06
------------------------------------------------------------------------------
5 years          27.71   20.38   23.00   21.56   22.96   22.96   24.78   20.43
Annual average    5.01    3.78    4.23    3.98    4.22    4.22    4.53    3.79
------------------------------------------------------------------------------
10 years        145.34  131.27  127.41  127.41  127.56  127.56  133.32  125.14
Annual average    9.39    8.75    8.56    8.56    8.57    8.57    8.84    8.45
------------------------------------------------------------------------------
Annual average
(life of fund)   11.06   10.84   10.06   10.06   10.22   10.22   10.34   10.21
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Merrill Lynch All Convertible Index* is an unmanaged index of domestic convertible securities.

S&P 500 Index* is an unmanaged index of common  stock performance.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
April 30, 2002 (Unaudited)

CONVERTIBLE BONDS AND NOTES (58.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
$           700,000 DoubleClick, Inc. cv. sub. notes 4 3/4s, 2006                                     $     567,875
          4,350,000 Young & Rubicam, Inc. cv. sr. notes 3s, 2005                                          4,148,813
                                                                                                      -------------
                                                                                                          4,716,688

Aerospace and Defense (--%)
-------------------------------------------------------------------------------------------------------------------
          4,297,000 Kellstrom Industries, Inc. cv. sr. notes 5 1/2s, 2003 (In default) (NON)                 42,970

Automotive (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,160,000 Standard Motor Products, Inc. cv. sub. notes 6 3/4s, 2009                             1,709,100
          3,177,000 Tower Automotive, Inc. cv. sub. notes 5s, 2004                                        2,942,696
                                                                                                      -------------
                                                                                                          4,651,796

Biotechnology (3.4%)
-------------------------------------------------------------------------------------------------------------------
          8,898,000 Affymetrix, Inc. cv. sub. notes 4 3/4s, 2007                                          7,073,910
          2,200,000 Genzyme Corp. 144A cv. sub. deb. 3s, 2021                                             2,032,250
          3,088,000 Gilead Sciences, Inc. cv. sr. sub. notes 5s, 2007                                     4,427,420
         14,500,000 Imclone Systems, Inc. cv. sub. notes 5 1/2s, 2005                                    11,817,500
          4,780,000 Isis Pharmaceuticals, Inc. 144A cv. sub. notes 5 1/2s, 2009                           4,839,750
                                                                                                      -------------
                                                                                                         30,190,830

Commercial and Consumer Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
          2,800,000 NCO Group, Inc. cv. sub. notes 4 3/4s, 2006                                           2,943,500
          8,710,000 Tech Data Corp. 144A cv. sub. notes 2s, 2021                                          8,949,525
                                                                                                      -------------
                                                                                                         11,893,025

Communications Equipment (1.3%)
-------------------------------------------------------------------------------------------------------------------
          2,600,000 CIENA Corp. cv. sr. notes 3 3/4s, 2008                                                1,664,000
          1,000,000 CommScope, Inc. cv. sub. notes 4s, 2006                                                 805,000
          1,450,000 Extreme Networks, Inc. 144A cv. sr. notes 3 1/2s, 2006                                1,152,750
          7,273,000 ONI Systems Corp. cv. notes 5s, 2005                                                  5,554,754
          4,889,000 Redback Networks, Inc. cv. sub. notes 5s, 2007                                        2,224,495
                                                                                                      -------------
                                                                                                         11,400,999

Computers (3.7%)
-------------------------------------------------------------------------------------------------------------------
          3,688,000 Adaptec, Inc. 144A cv. sub. notes 3s, 2007                                            4,365,670
         17,400,000 Anixter International, Inc. cv. sr. notes zero %, 2020                                5,046,000
          6,350,000 Anixter International, Inc. 144A cv. sr. notes zero %, 2020                           1,841,500
          5,800,000 Checkpoint Systems, Inc. cv. sub. deb. 5 1/4s, 2005                                   5,974,000
          2,000,000 Checkpoint Systems, Inc. 144A cv. sub. deb. 5 1/4s, 2005                              2,060,000
         18,500,000 Hewlett-Packard Co. cv. sub. notes zero %, 2017                                       8,856,875
          3,182,000 Quantum Corp. cv. sub. notes 7s, 2004                                                 2,967,215
          4,300,000 Western Digital Corp. cv. sub. deb. zero %, 2018                                      1,827,500
                                                                                                      -------------
                                                                                                         32,938,760

Conglomerates (2.0%)
-------------------------------------------------------------------------------------------------------------------
          5,150,000 GenCorp, Inc. 144A cv. sub. notes 5 3/4s, 2007                                        5,800,188
         18,600,000 Tyco International, Ltd. cv. notes zero %, 2020 (Bermuda)                            11,508,750
                                                                                                      -------------
                                                                                                         17,308,938

Electrical Equipment (0.6%)
-------------------------------------------------------------------------------------------------------------------
            981,000 Amkor Technology, Inc. cv. sub. notes 5s, 2007                                          768,859
          3,690,000 EDO Corp. 144A cv. sub. notes 5 1/4s, 2007                                            4,478,738
                                                                                                      -------------
                                                                                                          5,247,597

Electronics (8.9%)
-------------------------------------------------------------------------------------------------------------------
         13,750,000 Act Manufacturing, Inc. cv. sub. notes 7s, 2007 (In default) (NON)                    1,203,125
          8,833,000 Arrow Electronics, Inc. cv. deb. zero %, 2021                                         4,074,221
          2,500,000 Atmel Corp. cv. sub. deb. zero %, 2018                                                1,400,000
         13,850,000 Atmel Corp. 144A cv. sub. notes zero %, 2021                                          4,674,375
          3,642,000 Benchmark Electronics, Inc. cv. sub. notes 6s, 2006                                   3,642,000
          4,500,000 Brooks Automation, Inc. cv. sub. notes 4 3/4s, 2008                                   3,982,500
          5,390,000 Brooks Automation, Inc. 144A cv. notes 4 3/4s, 2008                                   4,770,150
         25,400,000 Celestica, Inc. cv. Liquid Yield Option Note (LYON)
                    zero %, 2020 (Canada)                                                                10,668,000
         14,340,000 Fairchild Semiconductor International, Inc. 144A cv. sr. sub.
                    notes 5s, 2008                                                                       17,001,982
          3,030,000 Integrated Process Equipment cv. sub. notes 6 1/4s, 2004                              1,605,900
          1,203,000 International Rectifier Corp. 144A cv. sub. notes 4 1/4s, 2007                        1,123,301
          1,830,000 Kulicke & Soffa Industries, Inc. cv. sub. notes 4 3/4s, 2006                          1,827,713
            419,000 Kulicke & Soffa Industries, Inc. 144A cv. sub. notes 4 3/4s, 2006                       418,476
            109,000 Lattice Semiconductor Corp. cv. sub. notes 4 3/4s, 2006                                  99,599
          1,407,000 Lattice Semiconductor Corp. 144A cv. sub. notes 4 3/4s, 2006                          1,285,646
          6,200,000 LSI Logic Corp. cv. sub. notes 4 1/4s, 2004                                           6,448,000
          4,800,000 LSI Logic Corp. 144A cv. sub. notes 4s, 2006                                          4,176,000
          4,635,000 S3, Inc. cv. sub. notes 5 3/4s, 2003                                                  3,876,019
         10,245,000 Solectron Corp. cv. LYON zero %, 2020                                                 5,929,294
                                                                                                      -------------
                                                                                                         78,206,301

Energy (2.7%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Global Marine, Inc. cv. deb. zero %, 2020                                             1,578,750
          6,400,000 Global Marine, Inc. 144A cv. deb. zero %, 2020                                        3,368,000
         14,300,000 Nabors Industries, Inc. cv. deb. zero %, 2020                                         9,616,750
          6,623,000 Pride International, Inc. cv. sub. deb. zero %, 2018                                  3,054,859
          4,800,000 Pride International, Inc. 144A cv. sr. notes 2 1/2s, 2007                             6,126,000
                                                                                                      -------------
                                                                                                         23,744,359

Engineering & Construction (0.1%)
-------------------------------------------------------------------------------------------------------------------
          5,870,000 Foster Wheeler, Ltd. 144A cv. sub. notes 6 1/2s, 2007                                 1,174,000

Environmental (--%)
-------------------------------------------------------------------------------------------------------------------
          2,267,000 OHM Corp. cv. sub. deb. 8s, 2006 (In default) (NON)                                         227

Financial (0.5%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Financial Federal Corp. cv. sub. notes 4 1/2s, 2005                                   4,143,125

Health Care (0.5%)
-------------------------------------------------------------------------------------------------------------------
          4,106,000 Healthsouth Corp. cv. sub. deb. 3 1/4s, 2003                                          4,018,748

Health Care Services (1.0%)
-------------------------------------------------------------------------------------------------------------------
          7,090,000 Quest Diagnostics, Inc. cv. deb. 1 3/4s, 2021                                         8,534,588

Homebuilding (0.5%)
-------------------------------------------------------------------------------------------------------------------
          5,860,000 D.R. Horton, Inc. cv. sr. notes zero %, 2021                                          4,182,575

Insurance (1.3%)
-------------------------------------------------------------------------------------------------------------------
         11,040,000 American International Group, Inc. cv. deb. zero %, 2031                              6,582,600
          4,430,000 AmerUs Group Co. 144A cv. bonds 2s, 2032                                              4,881,328
                                                                                                      -------------
                                                                                                         11,463,928

Investment Banking/Brokerage (2.3%)
-------------------------------------------------------------------------------------------------------------------
         14,272,000 E(*)Trade Group, Inc. cv. sub. notes 6s, 2007                                        11,328,400
         18,950,000 Legg Mason, Inc. 144A cv. LYON zero %, 2031                                           9,119,688
                                                                                                      -------------
                                                                                                         20,448,088

Lodging/Tourism (1.0%)
-------------------------------------------------------------------------------------------------------------------
         22,700,000 Royal Caribbean Cruises cv. sr. notes zero %, 2021                                    8,455,750

Media (0.5%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 AT&T Corp.- Liberty Media Group cv. deb. Class B, 3 1/4s, 2031                        4,561,875

Medical Technology (1.0%)
-------------------------------------------------------------------------------------------------------------------
          8,890,000 Charles River Laboratories International, Inc. 144A cv.
                    bonds 3 1/2s, 2022                                                                    8,845,550

Metals (2.3%)
-------------------------------------------------------------------------------------------------------------------
         11,700,000 Freeport-McMoRan Copper & Gold, Inc. 144A cv. sr.
                    notes 8 1/4s, 2006                                                                   17,220,060
          2,748,500 Quanex Corp. cv. sub. deb. 6.88s, 2007                                                3,119,548
                                                                                                      -------------
                                                                                                         20,339,608

Paper & Forest Products (1.1%)
-------------------------------------------------------------------------------------------------------------------
          6,921,000 Mail-Well, Inc. cv. sub. notes 5s, 2002                                               6,877,744
          3,000,000 Thermo Fibertek, Inc. 144A cv. company guaranty 4 1/2s, 2004                          2,898,750
                                                                                                      -------------
                                                                                                          9,776,494

Pharmaceuticals (4.8%)
-------------------------------------------------------------------------------------------------------------------
          4,620,000 Alkermes, Inc. cv. sub. notes 3 3/4s, 2007                                            3,135,825
          7,396,000 Allergan, Inc. 144A cv. bonds zero %, 2020                                            4,557,785
          8,300,000 Alza Corp. cv. sub. deb. zero %, 2020                                                 7,366,250
          9,360,000 Cephalon, Inc. 144A cv. sub. notes 2 1/2s, 2006                                       8,494,200
          9,550,000 Elan Finance Corp., Ltd. cv. LYON zero %, 2018 (Bermuda)                              4,679,500
         10,990,000 ICN Pharmaceuticals, Inc. 144A cv. sub. notes 6 1/2s, 2008                           11,292,225
          2,800,000 Inhale Therapeutic Systems, Inc. cv. sub. notes 3 1/2s, 2007                          1,375,500
            772,000 Inhale Therapeutic Systems, Inc. 144A cv. sub. notes 5s, 2007                           413,020
          1,000,000 Inhale Therapeutic Systems, Inc. 144A cv. sub. notes 3 1/2s, 2007                       491,250
                                                                                                      -------------
                                                                                                         41,805,555

Photography/Imaging (1.8%)
-------------------------------------------------------------------------------------------------------------------
         28,258,000 Xerox Corp. cv. sub. deb. 0.57s, 2018                                                16,002,505

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,900,000 Times Mirror Co. cv. sub. notes zero %, 2017                                          1,223,125

Real Estate (0.3%)
-------------------------------------------------------------------------------------------------------------------
          3,150,000 Malan Realty Investors cv. sub. notes 9 1/2s, 2004                                    2,882,250

Restaurants (0.4%)
-------------------------------------------------------------------------------------------------------------------
          3,800,000 CKE Restaurants, Inc. cv. sub notes 4 1/4s, 2004                                      3,443,750

Retail (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 J. Baker, Inc. cv. deb. 7s, 2002 (In default) (NON)                                     500,000
          7,210,000 Rite Aid Corp. 144A cv. sr. notes 4 3/4s, 2006                                        5,542,688
         10,220,000 TJX Companies, Inc. (The) cv. LYON zero %, 2021                                       8,188,775
                                                                                                      -------------
                                                                                                         14,231,463

Semiconductor (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,520,000 Advanced Energy Industries, Inc. cv. sub. notes 5 1/4s, 2006                          1,485,800
          3,640,000 ASML Holding NV 144A cv. sub. notes 5 3/4s, 2006 (Netherlands)                        5,259,800
          1,450,000 ATMI, Inc. 144A cv. sub. notes 5 1/4s, 2006                                           2,294,625
          4,230,000 LAM Research Corp. 144A cv. notes 4s, 2006                                            4,018,500
          1,108,000 Photronics, Inc. cv. sub. notes 6s, 2004                                              1,344,835
          2,180,000 Photronics, Inc. 144A cv. sub. notes 4 3/4s, 2006                                     2,526,075
                                                                                                      -------------
                                                                                                         16,929,635

Shipping (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,950,000 Navistar Financial Corp. 144A cv. sub. bonds 4 3/4s, 2009                             2,916,813

Software (5.7%)
-------------------------------------------------------------------------------------------------------------------
          7,700,000 Aether Systems, Inc. cv. sub. notes 6s, 2005                                          4,706,625
          5,084,000 Aspen Technology, Inc. cv. sub. deb. 5 1/4s, 2005                                     3,946,455
          4,482,000 Computer Associates International, Inc. 144A cv. sr. notes 5s, 2007                   4,846,163
          4,000,000 Hyperion Solutions Corp. cv. sub. notes 4 1/2s, 2005                                  3,545,000
          2,930,000 i2 Technologies, Inc. cv. sub. notes 5 1/4s, 2006                                     2,197,500
         10,400,000 Manugistics Group, Inc. cv. sub. notes 5s, 2007                                       8,281,000
          2,940,000 Network Associates, Inc. 144A cv. sub. notes 5 1/4s, 2006                             3,634,575
         11,100,000 Peregrine Systems, Inc. cv. sub. notes 5 1/2s, 2007                                   7,478,625
          5,100,000 Symantec Corp. 144A cv. sub. notes 3s, 2006                                           6,368,625
          6,680,000 Wind River Systems, Inc. 144A cv. sub. notes 3 3/4s, 2006                             5,427,500
                                                                                                      -------------
                                                                                                         50,432,068

Technology Services (2.0%)
-------------------------------------------------------------------------------------------------------------------
          5,800,000 Affiliated Computer Services, Inc. cv. notes 3 1/2s, 2006                             8,069,250
          6,267,000 CheckFree Corp. cv. company guaranty 6 1/2s, 2006                                     5,593,298
            616,000 CheckFree Corp. 144A cv. sub. notes 6 1/2s, 2006                                        549,780
          2,577,000 Safeguard Scientifics, Inc. cv. sub. notes 5s, 2006                                   1,636,395
          2,975,000 Safeguard Scientifics, Inc. 144A cv. sub. notes 5s, 2006                              1,889,125
                                                                                                      -------------
                                                                                                         17,737,848

Telecommunications (1.0%)
-------------------------------------------------------------------------------------------------------------------
         22,300,000 Brightpoint, Inc. cv. LYON zero %, 2018                                               8,585,500

Textiles (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,186,000 Reebok International, Ltd. 144A cv. deb. FRB 4 1/4s, 2021                             1,221,580

Tobacco (1.0%)
-------------------------------------------------------------------------------------------------------------------
          6,085,000 Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007                                  5,833,994
          3,350,000 Vector Group, Ltd. 144A cv. sub. notes 6 1/4s, 2008                                   2,876,813
                                                                                                      -------------
                                                                                                          8,710,807
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $524,437,066)                             $ 512,409,718

CONVERTIBLE PREFERRED STOCKS (31.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (0.7%)
-------------------------------------------------------------------------------------------------------------------
             20,954 Coltech Capital Trust $2.625 cv. pfd.                                             $     788,394
             72,700 Raytheon Co. zero % cv. pfd.                                                          5,134,438
                                                                                                      -------------
                                                                                                          5,922,832

Automotive (4.3%)
-------------------------------------------------------------------------------------------------------------------
            255,100 Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.                              14,293,253
            634,000 General Motors Corp. zero % cv. pfd.                                                 18,227,500
            155,600 Tower Automotive Capital Trust 144A $3.375 cv. pfd.                                   5,387,650
                                                                                                      -------------
                                                                                                         37,908,403

Banking (1.6%)
-------------------------------------------------------------------------------------------------------------------
            132,700 Commerce Bancorp 144A $2.975 cv. pfd.                                                 7,530,725
             85,400 Sovereign Bancorp, Inc. $3.75 cv. pfd.                                                6,938,750
                                                                                                      -------------
                                                                                                         14,469,475

Broadcasting (4.4%)
-------------------------------------------------------------------------------------------------------------------
            222,439 Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.                               9,981,950
            167,801 Pegasus Communications Corp. Ser. C, 6.50% cum. cv. pfd.                              2,223,363
              8,600 Radio One, Inc. 6.50% cum. cv. pfd.                                                  10,916,625
            423,200 Sinclair Broadcast Group, Inc. Ser. D, $3.00 cv. pfd.                                15,658,400
                                                                                                      -------------
                                                                                                         38,780,338

Cable Television (0.8%)
-------------------------------------------------------------------------------------------------------------------
            329,900 Equity Securities Trust II 6.25% cv. pfd.                                             7,299,038

Commercial and Consumer Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
            115,900 Carriage Services Capital Trust $3.50 cv. pfd.                                        3,477,000
             53,600 Carriage Services Capital Trust 144A $3.50 cv. pfd.                                   1,608,000
                                                                                                      -------------
                                                                                                          5,085,000

Consumer Finance (1.5%)
-------------------------------------------------------------------------------------------------------------------
            274,400 Capital One Financial Corp. $3.125 cv. pfd.                                          13,034,000

Electronics (0.4%)
-------------------------------------------------------------------------------------------------------------------
             58,331 Pioneer Standard Electronics, Inc. $3.375 cv. pfd.                                    2,989,464
             10,300 Titan Capital Trust 144A $2.875 cv. pfd.                                                424,875
                                                                                                      -------------
                                                                                                          3,414,339

Energy (1.6%)
-------------------------------------------------------------------------------------------------------------------
            270,053 Weatherford International, Inc. $2.50 cum. cv. pfd.                                  13,975,243

Engineering & Construction (1.8%)
-------------------------------------------------------------------------------------------------------------------
            418,300 TXI Capital Trust I $2.75 cv. pfd.                                                   15,633,963

Financial (0.2%)
-------------------------------------------------------------------------------------------------------------------
             88,800 Gabelli Asset Management, Inc. zero % cv. pfd.                                        2,140,080

Food (0.5%)
-------------------------------------------------------------------------------------------------------------------
             89,026 Suiza Capital Trust II $2.75 cv. pfd.                                                 4,573,711

Health Care Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
             50,200 Caremark RX Capital Trust I $3.50 cum. cv. pfd.                                       7,385,675
             33,726 Caremark RX Capital Trust I 144A $3.50 cv. pfd.                                       4,961,938
                                                                                                      -------------
                                                                                                         12,347,613

Insurance (3.2%)
-------------------------------------------------------------------------------------------------------------------
            156,700 ACE, Ltd. $4.125 cum. cv. pfd.                                                       13,515,375
            262,200 PartnerRe, Ltd. $4.00 cv. pfd. (Bermuda)                                             14,617,650
                                                                                                      -------------
                                                                                                         28,133,025

Investment Banking/Brokerage (0.4%)
-------------------------------------------------------------------------------------------------------------------
            110,800 Decs Trust IX $6.75 cv. pfd.                                                          3,185,500

Metals (0.6%)
-------------------------------------------------------------------------------------------------------------------
            277,300 Freeport-McMoRan Copper & Gold, Inc. $1.75 cum. cv. pfd.                              5,199,375

Natural Gas Utilities (1.0%)
-------------------------------------------------------------------------------------------------------------------
            358,600 Sempra Energy zero % cv. pfd.                                                         9,144,300

Oil & Gas (3.3%)
-------------------------------------------------------------------------------------------------------------------
             93,300 Newfield Exploration Co. $3.25 cv. pfd.                                               5,189,813
            248,100 Vec Trust I $1.937 cum. cv. pfd.                                                      8,342,363
            294,600 Western Gas Resources $2.625 cum. cv. pfd.                                           15,724,275
                                                                                                      -------------
                                                                                                         29,256,451

Paper & Forest Products (1.6%)
-------------------------------------------------------------------------------------------------------------------
            127,100 Boise Cascade Corp. $3.75 cv. pfd.                                                    6,768,075
            154,836 International Paper Capital Trust $2.625 cum. cv. pfd.                                7,122,456
                                                                                                      -------------
                                                                                                         13,890,531

Railroads (0.6%)
-------------------------------------------------------------------------------------------------------------------
             86,387 Canadian National Railway Co. $2.625 cv. pfd. (Canada)                                5,463,978

Telecommunications (0.9%)
-------------------------------------------------------------------------------------------------------------------
            117,721 Broadwing, Inc. Ser. B, $3.375 cum. cv. pfd.                                          3,546,345
            220,400 Citizens Communications Co. $1.688 cv. pfd.                                           4,490,650
             41,000 Global Crossing, Ltd. 6.75% cum. cv. pfd. (Bermuda)                                      76,875
                                                                                                      -------------
                                                                                                          8,113,870
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $272,247,248)                            $ 276,971,065

COMMON STOCKS (7.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Biotechnology (0.5%)
-------------------------------------------------------------------------------------------------------------------
             95,950 Genzyme Corp. (NON)                                                              $    3,928,193

Broadcasting (0.3%)
-------------------------------------------------------------------------------------------------------------------
            106,100 News Corp., Ltd. (The) ADR (Australia)                                                2,798,918

Computers (1.2%)
-------------------------------------------------------------------------------------------------------------------
            302,800 Checkpoint Systems, Inc. (NON)                                                        5,223,300
            256,200 Maxtor Corp. (NON)                                                                    1,775,466
            465,300 Symbol Technologies, Inc.                                                             3,936,438
                                                                                                      -------------
                                                                                                         10,935,204

Electronics (0.2%)
-------------------------------------------------------------------------------------------------------------------
            116,000 Kulicke & Soffa Industries, Inc. (NON)                                                2,104,240

Investment Banking/Brokerage (1.2%)
-------------------------------------------------------------------------------------------------------------------
             99,100 Eaton Vance Corp.                                                                     3,620,123
            169,600 Merrill Lynch & Company, Inc.                                                         7,113,024
                                                                                                      -------------
                                                                                                         10,733,147

Manufacturing (1.0%)
-------------------------------------------------------------------------------------------------------------------
            185,200 Pentair, Inc.                                                                         8,993,312

Metals (0.2%)
-------------------------------------------------------------------------------------------------------------------
             56,900 Quanex Corp.                                                                          2,048,400

Oil & Gas (0.6%)
-------------------------------------------------------------------------------------------------------------------
            115,000 EOG Resources, Inc.                                                                   4,893,250

Pharmaceuticals (0.5%)
-------------------------------------------------------------------------------------------------------------------
             72,300 Johnson & Johnson                                                                     4,617,078

Retail (1.1%)
-------------------------------------------------------------------------------------------------------------------
            206,300 JC Penney Company, Inc.                                                               4,484,962
            867,700 Rite Aid Corp. (NON)                                                                  2,750,609
             44,900 TJX Companies, Inc. (The)                                                             1,956,742
                                                                                                      -------------
                                                                                                          9,192,313

Technology Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
            222,400 Acxiom Corp. (NON)                                                                    3,698,512
            127,500 KPMG Consulting, Inc. (NON)                                                           2,231,250
                                                                                                      -------------
                                                                                                          5,929,762
                                                                                                      -------------
                    Total Common Stocks (cost $66,518,509)                                            $  66,173,817

UNITS (1.3%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            119,000 ALLTEL Corp. units, $3.875 cv. pfd.                                               $   5,950,000
              2,500 Hercules Trust II units 6.50% cum. cv. pfd.                                           1,462,500
            105,400 Sierra Pacific Resources units, $4.50 cv. pfd.                                        3,768,050
                                                                                                      -------------
                    Total Units (cost $12,707,500)                                                    $  11,180,550

SHORT-TERM INVESTMENTS (2.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        15,758,066 Short-term investments held as collateral for loaned securities with yields ranging from 1.77% to 1.92% and due dates ranging from
                    May 1, 2002 to June 24, 2002 (d)                                                  $  15,749,550
          3,705,000 Interest in $500,000,000 joint tri-party repurchase agreement dated April 30, 2002 with Deutsche Bank-Alex Brown due
                    May 1, 2002 with respect to various U.S. Government
                    obligations -- maturity value of $3,705,198 for an effective
                    yield of 1.92%                                                                        3,705,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $19,454,550)                                   $  19,454,550
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $895,364,873) (b)                                         $ 886,189,700
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $882,405,308.

  (b) The aggregate identified cost on a tax basis is $903,388,217, resulting in gross unrealized appreciation and depreciation of $63,843,415 and $81,041,932, respectively, or net unrealized depreciation of $17,198,517.

  (d) See footnote 1 to the financial statements.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at April 30, 2002, which are subject to change based on the terms of the security.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $14,090,390 of
securities on loan (identified cost $895,364,873) (Note 1)                    $ 886,189,700
-------------------------------------------------------------------------------------------
Cash                                                                                615,347
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         6,478,778
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              635,186
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   19,974,042
-------------------------------------------------------------------------------------------
Total assets                                                                    913,893,053

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 12,217,557
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,642,524
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,318,862
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          160,993
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        86,234
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,694
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              268,470
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               15,749,550
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               38,861
-------------------------------------------------------------------------------------------
Total liabilities                                                                31,487,745
-------------------------------------------------------------------------------------------
Net assets                                                                    $ 882,405,308

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,148,692,879
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                     13,435,381
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (270,547,779)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (9,175,173)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                    $ 882,405,308

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($679,771,351 divided by 46,971,132 shares)                                          $14.47
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.47)*                              $15.35
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($138,952,563 divided by 9,741,716 shares)**                                         $14.26
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,242,862 divided by 363,823 shares)**                                             $14.41
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,019,291 divided by 627,597 shares)                                               $14.37
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.37)*                              $14.89
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($49,419,241 divided by 3,414,399 shares)                                            $14.47
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                       $ 15,848,516
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $8,504)                                          9,206,204
-------------------------------------------------------------------------------------------
Security lending                                                                     44,204
-------------------------------------------------------------------------------------------
Total investment income                                                          25,098,924

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,703,293
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      738,502
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   115,389
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,992
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               851,813
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               714,640
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                25,880
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                34,555
-------------------------------------------------------------------------------------------
Other                                                                               117,895
-------------------------------------------------------------------------------------------
Total expenses                                                                    5,308,959
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (24,761)
-------------------------------------------------------------------------------------------
Net expenses                                                                      5,284,198
-------------------------------------------------------------------------------------------
Net investment income                                                            19,814,726
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (28,569,143)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                    102,103,282
-------------------------------------------------------------------------------------------
Net gain on investments                                                          73,534,139
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $ 93,348,865
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         April 30            October 31
                                                                            2002*                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $ 19,814,726         $  49,634,524
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                      (28,569,143)         (226,554,384)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             102,103,282           (55,645,538)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                             93,348,865          (232,565,398)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (15,486,721)          (31,189,737)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (2,782,877)           (6,081,913)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (100,306)             (172,489)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (187,552)             (400,111)
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (1,158,034)           (2,152,773)
-------------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --           (57,593,623)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --           (14,479,240)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (361,853)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (891,310)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --            (3,689,458)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (52,182,171)          (39,196,663)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                21,451,204          (388,774,568)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   860,954,104         1,249,728,672
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $13,435,381 and $13,336,145, respectively)                 $882,405,308        $  860,954,104
-------------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.32       $18.62       $20.26       $20.04       $23.22       $21.24
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .32          .75          .76          .75          .76          .78
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.15        (4.27)         .30         2.30        (1.02)        3.70
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.47        (3.52)        1.06         3.05         (.26)        4.48
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.32)        (.62)        (.77)        (.75)        (.76)        (.87)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.06)        (.03)        (.06)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.16)       (1.93)       (2.02)       (2.13)       (1.57)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.32)       (1.78)       (2.70)       (2.83)       (2.92)       (2.50)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.47       $13.32       $18.62       $20.26       $20.04       $23.22
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 11.10*      (19.85)        5.16        16.42        (1.37)       22.86
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $679,771     $657,937     $933,703     $982,956   $1,056,693   $1,168,470
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .54*        1.01          .97          .98          .97         1.03
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.27*        4.86         3.86         3.73         3.50         3.56
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 56.21*      207.64       176.66        54.74        92.76        70.74
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             April 30
operating performance                (Unaudited)                      Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.13       $18.37       $20.02       $19.83       $23.01       $21.09
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .27          .63          .61          .60          .59          .63
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.13        (4.21)         .29         2.27        (1.01)        3.64
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.40        (3.58)         .90         2.87         (.42)        4.27
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.27)        (.50)        (.62)        (.60)        (.61)        (.73)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.06)        (.02)        (.05)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.16)       (1.93)       (2.02)       (2.13)       (1.57)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.27)       (1.66)       (2.55)       (2.68)       (2.76)       (2.35)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.26       $13.13       $18.37       $20.02       $19.83       $23.01
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 10.71*      (20.46)        4.38        15.58        (2.11)       21.89
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $138,953     $143,286     $235,897     $291,017     $289,652     $257,163
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .91*        1.76         1.72         1.73         1.72         1.78
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.90*        4.09         3.11         2.99         2.74         2.78
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 56.21*      207.64       176.66        54.74        92.76        70.74
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                             April 30                            July 26, 1999+
operating performance               (Unaudited)    Year ended October 31    October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.26       $18.55       $20.23       $20.85
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .27          .64          .61          .20
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.15        (4.27)         .31         (.59)
----------------------------------------------------------------------------------------
Total from
investment operations                   1.42        (3.63)         .92         (.39)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.27)        (.50)        (.67)        (.20)
----------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.03)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.16)       (1.93)          --
----------------------------------------------------------------------------------------
Total distributions                     (.27)       (1.66)       (2.60)        (.23)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.41       $13.26       $18.55       $20.23
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 10.76*      (20.51)        4.45        (1.87)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,243       $4,825       $5,545         $661
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .91*        1.76         1.72          .47*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.90*        4.12         3.17         1.12*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 56.21*      207.64       176.66        54.74
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.23       $18.50       $20.13       $19.92       $23.08       $21.14
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .29          .67          .66          .65          .65          .67
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.14        (4.24)         .31         2.28        (1.00)        3.67
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.43        (3.57)         .97         2.93         (.35)        4.34
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.29)        (.54)        (.67)        (.65)        (.66)        (.78)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.05)        (.02)        (.05)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.16)       (1.93)       (2.02)       (2.13)       (1.57)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.29)       (1.70)       (2.60)       (2.72)       (2.81)       (2.40)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.37       $13.23       $18.50       $20.13       $19.92       $23.08
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 10.83*      (20.27)        4.73        15.87        (1.75)       22.24
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,019       $9,345      $15,370      $16,338      $18,081      $14,719
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .79*        1.51         1.47         1.48         1.47         1.53
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.02*        4.34         3.36         3.23         2.99         3.04
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 56.21*      207.64       176.66        54.74        92.76        70.74
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                             April 30                            Dec. 30, 1998+
operating performance               (Unaudited)    Year ended October 31    October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.32       $18.63       $20.26       $19.32
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .34          .79          .81          .72
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.15        (4.28)         .31          .98
----------------------------------------------------------------------------------------
Total from
investment operations                   1.49        (3.49)        1.12         1.70
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.34)        (.66)        (.82)        (.72)
----------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.04)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.16)       (1.93)          --
----------------------------------------------------------------------------------------
Total distributions                     (.34)       (1.82)       (2.75)        (.76)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.47       $13.32       $18.63       $20.26
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 11.24*      (19.68)        5.49         8.87*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $49,419      $45,561      $59,214      $63,425
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .41*         .76          .72          .61*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.39*        5.12         4.11         3.43*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 56.21*      207.64       176.66        54.74
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Convertible Income-Growth Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide, with equal emphasis, current income and capital appreciation by investing primarily in bonds and preferred stocks convertible into common stock with capital conservation as a secondary objective.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2002, the value of securities loaned amounted to $14,090,390. The fund received cash collateral of $15,749,550 which is pooled with collateral of other Putnam funds into 36 issuers of high-grade short-term investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 2002, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2001, the fund had a capital loss carryover of approximately $234,105,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on October 31, 2009.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2002, the fund's expenses were reduced by $24,761 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,038 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $26,172 and $474 from the sale of class A and class M shares, respectively, and received $129,123 and $181 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2002, Putnam Retail Management, acting as underwriter received $547 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $491,667,697 and $558,909,754, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,172,982       $  59,426,695
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               928,567          13,304,620
---------------------------------------------------------------------------
                                             5,101,549          72,731,315

Shares repurchased                          (7,534,456)       (107,314,479)
---------------------------------------------------------------------------
Net decrease                                (2,432,907)      $ (34,583,164)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,265,039       $  94,109,846
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             5,149,629          78,313,810
---------------------------------------------------------------------------
                                            11,414,668         172,423,656

Shares repurchased                         (12,156,148)       (185,149,810)
---------------------------------------------------------------------------
Net decrease                                  (741,480)      $ (12,726,154)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    975,418        $ 13,806,184
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               158,382           2,238,331
---------------------------------------------------------------------------
                                             1,133,800          16,044,515

Shares repurchased                          (2,304,874)        (32,453,247)
---------------------------------------------------------------------------
Net decrease                                (1,171,074)       $(16,408,732)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,664,344        $ 25,734,157
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,129,207          17,027,263
---------------------------------------------------------------------------
                                             2,793,551          42,761,420

Shares repurchased                          (4,719,041)        (71,656,000)
---------------------------------------------------------------------------
Net decrease                                (1,925,490)       $(28,894,580)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     69,711         $   982,512
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 5,867              83,787
---------------------------------------------------------------------------
                                                75,578           1,066,299

Shares repurchased                             (75,522)         (1,072,301)
---------------------------------------------------------------------------
Net increase
(decrease)                                          56         $    (6,002)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    176,365         $ 2,782,008
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                31,532             478,077
---------------------------------------------------------------------------
                                               207,897           3,260,085

Shares repurchased                            (143,104)         (2,164,442)
---------------------------------------------------------------------------
Net increase                                    64,793         $ 1,095,643
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     21,157         $   301,946
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                11,227             159,847
---------------------------------------------------------------------------
                                                32,384             461,793

Shares repurchased                            (111,322)         (1,574,877)
---------------------------------------------------------------------------
Net decrease                                   (78,938)        $(1,113,084)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     82,580         $ 1,277,338
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                76,051           1,154,072
---------------------------------------------------------------------------
                                               158,631           2,431,410

Shares repurchased                            (283,116)         (4,483,971)
---------------------------------------------------------------------------
Net decrease                                  (124,485)        $(2,052,561)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    202,124         $ 2,913,489
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                80,815           1,158,034
---------------------------------------------------------------------------
                                               282,939           4,071,523

Shares repurchased                            (289,024)         (4,142,712)
---------------------------------------------------------------------------
Net decrease                                    (6,085)        $   (71,189)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    479,040         $ 7,090,002
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               384,938           5,842,231
---------------------------------------------------------------------------
                                               863,978          12,932,233

Shares repurchased                            (622,036)         (9,551,244)
---------------------------------------------------------------------------
Net increase                                   241,942         $ 3,380,989
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to November 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
High Yield Trust II *
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
Strategic Income Fund *
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Deborah F. Kuenstner
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109


---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA019-79307  008/223/920  6/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Convertible Income-Growth Trust
Supplement to Semiannual Report dated 4/30/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the semiannual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 4/30/02

                                                        NAV
6 months                                               11.24%
1 year                                                 -2.78
5 years                                                24.44
Annual average                                          4.47
10 years                                              139.42
Annual average                                          9.12
Life of fund (since class A inception, 6/29/72)
Annual average                                         10.99

Share value:                                            NAV
10/31/01                                              $13.32
4/30/02                                               $14.47
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     2       $0.342           --           $0.342
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results.
More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.